This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
--------------------------------------------------------------------------------
                                                                December 2, 1996

                    $700.000 mm (approx) Class A Certificates
      AMRESCO RESIDENTIAL SECURITIES CORPORATION MORTGAGE LOAN TRUST 1996-5
                              Preliminary Structure

               Face                                                       Expected                            Legal
              Amount           Interest               First Payment       Avg. Life      Backed by            Final
 Class        ($MM)              Rate                    Date(1)             (4)         Loan Group        Payment Date
--------------------------------------------------------------------------------------------------------------------------------
  A1         $42.200            6.475%               January 25, 1997      0.80 yrs     Loan Group I      August 25, 2011
--------------------------------------------------------------------------------------------------------------------------------
  A2         $29.000            6.300%                 May 25, 1998        2.00 yrs     Loan Group I       April 25, 2018
--------------------------------------------------------------------------------------------------------------------------------
  A3         $16.500            6.425%                 July 25, 1999       3.00 yrs     Loan Group I      October 25, 2020
--------------------------------------------------------------------------------------------------------------------------------
  A4         $17.000            6.575%                 May 25, 2000        4.01 yrs     Loan Group I     September 25, 2022
--------------------------------------------------------------------------------------------------------------------------------
  A5         $15.000            6.700%                 July 25, 2001       5.31 yrs     Loan Group I       March 25, 2024
--------------------------------------------------------------------------------------------------------------------------------
  A6         $15.900            6.975%               January 25, 2003      7.27 yrs     Loan Group I       June 25, 2025
--------------------------------------------------------------------------------------------------------------------------------
  A7         $14.400            7.150%(2)            December 25, 2004     11.63 yrs    Loan Group I     November 25, 2026
--------------------------------------------------------------------------------------------------------------------------------
  A8        $550.000       1 mo. LIBOR +[24] bp(3)   January 25, 1997      3.46 yrs    Loan Group II     November 25, 2026
--------------------------------------------------------------------------------------------------------------------------------

(1) Payment Dates are the 25th of each respective month, or if such day is not a business day, the next succeeding business day.
(2)  If Clean Up Call is not exercised, coupon will step up 0.50%
(3) The lesser of (i) prior to Clean Up Call, 0.24% after Clean Up Call, 0.48%and (ii) An Available Funds Cap.
(4) Assumes a base scenario where the Group I Loans prepay at 2.3% CPR in the first month of the life of the mortgage loans and increases ratably to 23% CPR by month 10. Remains constant at 23% CPR thereafter. Assumes a base scenario where the Group II Loans prepay at 2.5% CPR in the first month of the life of the mortgage loans and increases ratably to 25% CPR by month
     10. Remains constant at 25% CPR thereafter. Average lives for Class A-7 and A-8 assume 10% clean up call is not exercised; if exercised, average lives would be 8.02 yrs and 3.19 yrs.

Managers:                                Prudential Securities(books), Goldman, Sachs & Co.
Structure:                               Two Pool Groups; MBIA Certificate Insurance Policy, Overcollateralization,
                                         Cross- Collateralization, Pre-Funding Account and Capitalized Interest Acct

Ratings(expected):                       Moodys/S&P:  Aaa/AAA
Collateral:                              Initial Mortgage Loans: approx  $558 mm with Subsequent Pre-Funded
                                         Mortgage Loans: approx $142 mm
                                         The Mortgage Loans will be comprised of loans from Advanta Mortgage
                                         Corporation USA and Option One.
                                         Group I Loans are fixed  rate and Group II Loans are generally LIBOR-based loans.
Credit Enhancement:                      i)  MBIA Financial Guaranty Insurance Policy that will provide for 100%
                                         coverage of the principal amount of, and scheduled interest due on, the
                                         Class A Certificates;
                                         ii)  overcollateralization through a limited acceleration of the Class A Certs;
                                         iii) cross-collateralization across the two pool groups will also be available;
                                         iv) excess monthly cash flow on a current basis.
Pricing/Settlement Date:                 September  [3], 1996/September 18, 1996

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
--------------------------------------------------------------------------------
            AMRESCO Residential Securities Corporation Series 1996-5
            PRELIMINARY DESCRIPTION OF INITIAL GROUP I MORTGAGE LOANS
                           1,774 loans for $117.082 mm
                                Fixed Rate Loans
                                ----------------

Gross Mortgage                                 %               Original LTV                                %
Interest Rate
Wtd Avg                                      11.28             WTD Avg LTV                               65.77
6.50 - 8.50%                                  0.87             0 - 35%                                    3.77
8.50 - 9.00                                   4.84             35 - 40                                    2.14
9.00 - 9.50                                   8.64             40 - 45                                    2.22
9.50 - 10.00                                 14.31             45 - 50                                    4.78
10.00 - 10.50                                 9.28             50 - 55                                    4.86
10.50 - 11.00                                12.91             55 - 60                                    9.84
11.00 - 11.50                                 8.87             60 - 65                                   16.45
11.50 - 12.00                                10.19             65 - 70                                   17.05
12.00 - 12.50                                 7.24             70 - 75                                   24.08
12.50 - 13.00                                 7.85             75 - 80                                   10.88
13.00 - 13.50                                 5.15             80 - 85                                    2.91
13.50 - 14.00                                 3.77             85 - 90                                    1.01
14.00 - 14.50                                 2.54
14.50 - 15.00                                 2.16
15.00 - 18.00                                 1.38             Occupancy Status                            %
                                                               Owner                                     87.43
Age                                                            Non-Owner                                 12.54
Wtd Avg                                   2.8 months

                                                               Property Type                               %
Remaining Months                               %               Single Family                             82.46
WAM                                       318 months           2 - 4 Family                              10.05
 48 - 60                                      0.02             PUD                                        3.98
168 - 180                                    21.00             Condominium                                2.73
228 - 348                                     0.73             Manufactured Housing                       0.36
348 - 360                                    78.24             Townhouses                                 0.28
                                                               Other                                      0.14
Principal Balance                              %
0 - 50M                                      24.85             State Concentration                         %
50 - 100                                     36.76             California                                27.75
100 - 150                                    18.67             Hawaii                                     8.52
150 - 200                                     7.88             Illinois                                   7.84
200 - 250                                     3.80             Florida                                    7.82
250 - 300                                     2.76             Colorado                                   4.14
300 - 350                                     1.72             Ohio                                       3.37
350 - 400                                     1.93             Other                                     40.56
400 - 450                                     1.12
550 - 600                                     0.51
                                                               Servicer                                    %
PAG (Amresco Credit Grade)                      %              Advanta                                   78.65
*                                             1.81             Option One                                21.35
1                                             9.77
2                                            43.25
3                                            17.49
4                                             8.77
5                                            18.92

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
--------------------------------------------------------------------------------
            AMRESCO Residential Securities Corporation Series 1996-5
           PRELIMINARY DESCRIPTION OF INITIAL GROUP II MORTGAGE LOANS
                           4,523 loans for $441.135 mm
                               Floating Rate Loans
                               -------------------

Gross Mortgage                                    %            Original LTV                                   %
Interest Rate
Wtd Avg                                        10.14           WTD Avg LTV                                 70.69
0.00 - 7.50                                     3.03           0   - 40%                                    1.95
7.50 - 8.00                                     3.54           40 - 45                                      1.21
8.00 - 8.50                                     6.48           45 - 50                                      2.09
8.50 - 9.00                                    10.82           50 - 55                                      3.81
9.00 - 9.50                                    11.89           55 - 60                                      6.01
9.50 - 10.00                                   15.79           60 - 65                                     13.29
10.00 - 10.50                                  11.92           65 - 70                                     18.97
10.50 - 11.00                                  13.01           70 - 75                                     24.75
11.00 - 11.50                                   7.91           75 - 80                                     20.21
11.50 - 12.00                                   5.84           80 - 85                                      4.25
12.00 - 12.50                                   3.24           85 - 90                                      3.46
12.50 - 13.00                                   2.58
13.00 - 18.00                                   3.94           Occupancy Status                               %
                                                               Owner Occupied                              91.08
                                                               Non-owner Occupied                           8.89

                                                               Age                                 3.23 months

Gross Margin                                      %            Next Roll Date                                  %
Wtd Avg                                         6.14           01/01/97                                     2.70
3.50 - 4.00                                     0.05           02/01/97                                    13.80
4.00 - 4.50                                     3.15           03/01/97                                    17.39
4.50 - 5.00                                     9.17           04/01/97                                    10.92
5.00 - 5.50                                    17.05           05/01/97                                     3.12
5.50 - 6.00                                    20.50           06/01/97                                     0.28
6.00 - 6.50                                    19.12           01/01/98                                     0.03
6.50 - 7.00                                    15.67           02/01/98                                     0.06
7.00 - 7.50                                     8.78           03/01/98                                     0.20
7.50 - 8.00                                     3.82           04/01/98                                     0.23
8.00 - 8.50                                     1.57           05/01/98                                     0.46
8.50 - 12.50                                    1.12           06/01/98                                     0.28
                                                               07/01/98                                     0.91
                                                               08/01/98                                     6.72
                                                               09/01/98                                    10.10
                                                               10/01/98                                    11.24
                                                               11/01/98                                     4.10
                                                               04/01/99                                     0.04
                                                               05/01/99                                     0.04
                                                               06/01/99                                     0.17
                                                               07/01/99                                     3.15
                                                               08/01/99                                     5.99
                                                               09/01/99                                     7.59
                                                               10/01/99                                     0.47

             PRELIMINARY DESCRIPTION OF INITIAL GROUP II (continued)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
--------------------------------------------------------------------------------


LifeTime Caps                                     %            Property Type                                  %
Weighted Average                               16.55           Single Family                                82.71
11.50 - 13.50                                   1.56           PUD                                           6.22
13.50 - 14.00                                   2.01           2-4 Family                                    6.17
14.00 - 14.50                                   3.24           Condominium                                   4.24
14.50 - 15.00                                   7.92           Manufactured Housing                          0.31
15.00 - 15.50                                  10.00           Townhouses                                    0.15
15.50 - 16.00                                  15.99           Other                                         0.21
16.00 - 16.50                                  13.56
16.50 - 17.00                                  14.04
17.00 - 17.50                                   9.76
17.50 - 18.00                                   7.26
18.00 - 18.50                                   5.05
18.50 - 19.00                                   3.33
19.00 - 19.50                                   1.97
19.50 - 20.00                                   1.58
20.00 - 20.50                                   1.41
20.50 - 25.00                                   1.31

Remaining Months                                 %             State Concentration                             %
WAM                                       354 months           California                                   24.32
168 - 180                                       1.38           Illinois                                     10.33
324 - 336                                       0.05           Hawaii                                        5.21
336 - 348                                       0.71           Florida                                       4.64
348 - 360                                      97.86           Washington                                    4.29
                                                               Massachusetts                                 4.20
Principal Balance                                  %           Other                                        47.01
0 - 50M                                         8.89
50 - 100                                       31.31
100 - 150                                      23.76           Servicer                                       %
150 - 200                                      13.43           Advanta                                      64.00
200 - 250                                       8.16           Option One                                   36.00
250 - 300                                       5.15
300 - 350                                       3.68           PAG (Amresco Credit Grade)
350 - 400                                       2.13           *                                             2.33
400 - 450                                       0.68           1                                             6.98
450 - 500                                       1.52           2                                            44.11
500 - 750                                       1.29           3                                            21.11
                                                               4                                             7.96
                                                               5                                            17.52